Exhibit 99.1

Precision BioSciences Appoints
David Thomson, PhD, as Chief Operating Officer

Durham, N.C., Sept. 23, 2019 – Precision BioSciences, Inc. (Nasdaq: DTIL), a genome editing company dedicated to improving life through the application of its pioneering, proprietary ARCUS® platform, announced today that David Thomson, PhD, has been appointed to the position of Chief Operating Officer. Dr. Thomson has served as Precision’s Chief Development Officer since 2017.

“David has made a dramatic impact since joining Precision over two years ago, and I am delighted that he is taking on these new responsibilities at a critical time when we believe our pace of growth is accelerating, and our CAR T cancer immunotherapy, in vivo gene correction and food portfolios are progressing at pace,” commented Matt Kane, Chief Executive Officer and Co-Founder of Precision BioSciences. “Under David’s leadership as Chief Development Officer, we have achieved numerous significant milestones, including successfully advancing our first off-the-shelf CAR T therapy candidate PBCAR0191 into the clinic and receiving FDA clearance to begin clinical trials with our second, PBCAR20A. He has been central to the ongoing momentum in our preclinical activities in both CAR T and in vivo gene correction, and was instrumental to Precision opening the Manufacturing Center for Advanced Therapeutics (MCAT) earlier this year, believed to be the first in-house cGMP compliant manufacturing facility dedicated to genome edited, off-the-shelf CAR T cell therapy product candidates in the United States. We expect this pace of progress to only accelerate – as Chief Operating Officer, David will spearhead operational excellence across all of Precision’s activities and ensure that, even as our portfolio expands, we continue to deliver on the enormous potential of our unique programs to address the core challenges of human health.”

“As Chief Development Officer, I have had the privilege of leading a team that has translated the potential of our innovative ARCUS® editing platform into preclinical success, and delivered therapeutic candidates into the clinic that have truly life-changing potential for patients,” commented Dr. Thomson. “Precision is entering a new and tremendously exciting period of growth, and we expect to soon have multiple allogeneic CAR T therapy candidates in ongoing clinical trials, an accelerating portfolio of in vivo gene correction programs, and growing momentum at our Elo Life Systems food-focused subsidiary. I am honored to become Precision’s Chief Operating Officer and look forward to applying my operational leadership experience to advance Precision’s unique and innovative therapeutic and food product candidates through development and into commercialization.”

In his role as Chief Development Officer, Dr. Thomson has been responsible for shaping and executing Precision’s preclinical, clinical and manufacturing strategy. He successfully led preclinical development, manufacturing process optimization and investigational new drug (IND) application approvals for Precision’s first two allogeneic CAR T therapy candidates, PCAR0191 and PBCAR20A, oversaw dosing of the first patient in the company’s first clinical trial, led the opening of MCAT, and advanced multiple preclinical programs. Prior to joining Precision, Dr. Thomson most recently served as Senior Vice President, Research and Nonclinical Development for Shire Plc (Shire), where he was responsible for the strategy and operational direction of the Global Research and Nonclinical Development Organization, including transitioning programs from research into clinical development and supporting programs through commercialization. Earlier in his career he served as Senior Vice President and Global Head, Research and Development Operations for Shire. He received a BSc in chemistry from the University of Strathclyde, a PhD in organic chemistry from the University of Toronto and completed post-doctoral work at Yale University.

About Precision BioSciences

Precision BioSciences is dedicated to improving life (DTIL) through its proprietary genome editing platform, “ARCUS®.” Precision leverages ARCUS® in the development of its product candidates, which are designed to treat human diseases and create healthy and sustainable food and agriculture solutions. Precision is actively developing product candidates in three innovative areas: allogeneic CAR T immunotherapy, in vivo gene correction, and food. For more information regarding Precision, please visit www.precisionbiosciences.com.

Forward-Looking Statements

Information contained in or accessible through this press release contains forward-looking statements. All statements other than statements of present and historical facts contained in this prospectus, including without limitation, statements regarding our growth pace and the progression of our prospective portfolios and product candidates, the timing of planned and clinical trials and likelihood of success, as well as plans and objectives of management for future operations, may be forward-looking statements. Without limiting the foregoing, the words “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “may,” “will,” “would,” “potential,” the negative thereof and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements reflect various assumptions of Precision’s management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, our ability to become profitable; our ability to procure sufficient funding; our limited operating history; our ability to identify, develop and commercialize our product candidates; our dependence on our ARCUS technology; the initiation, cost, timing, progress and results of research and development activities, preclinical or greenhouse studies and clinical or field trials; our or our collaborators’ ability to identify, develop and commercialize product candidates; our or our collaborators’ ability to advance product candidates into, and successfully complete, clinical or field trials; our or our collaborators’ ability to obtain and maintain regulatory approval of future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; the regulatory landscape that will apply to our and our collaborators’ development of product candidates; our ability to achieve our anticipated operating efficiencies as we commence manufacturing operations at our new facility; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; the potential for off-target editing or other adverse events, undesirable side effects or unexpected characteristics associated with any of our product candidates; the success of our existing collaboration agreements; our ability to enter into new collaboration arrangements; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, biotechnology and agricultural biotechnology fields; potential manufacturing problems associated with any of our product candidates; potential liability lawsuits and penalties related to our technology, our product candidates and our current and future relationships with third parties; and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q filed with the SEC on August 14, 2019, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investor Contact:
Jason Wong
Blueprint Life Science Group
Tel. (415) 375-3340 Ext. 4
jwong@bplifescience.com

Media Contact:
Michael Lampe

Scient PR

Tel. (484) 575-5040

michael@scientpr.com